Jackson Square Large-Cap Growth Fund
Supplement dated January 27, 2023 to the
Summary Prospectus and Prospectus
each dated March 1, 2022, as amended

Effective immediately, the section entitled “Portfolio Managers” on page 21 of the Prospectus and page 6 of the Summary Prospectus is supplemented to include the following information:

Jeffrey S. Van Harte, CFA, will be retiring from Jackson Square in July 2024 and as a result will relinquish his portfolio manager role with the Fund effective June 30, 2023. In addition, also effective June 30, 2023:
•Christopher M. Ericksen, CFA, will relinquish his role as portfolio manager with the Fund; and
•Brian Tolles, Portfolio Manager, Analyst of the Adviser, will join the Fund’s portfolio management team.

In addition, effective immediately, the section entitled “Portfolio Managers” beginning on page 39 of the Prospectus is supplemented to include the following information:

Brian Tolles
Portfolio Manager, Analyst
Brian Tolles joined Jackson Square as an analyst in February 2016 and was promoted to portfolio manager in January 2019. Prior to joining Jackson Square, he was an investment banking analyst at Qatalyst Partners from June 2014 to January 2016, focusing on technology companies. He received a bachelor’s degree from the Wharton School of the University of Pennsylvania.

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Please retain this supplement for future reference.
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